PGOF-P37 09/25

SUPPLEMENT DATED SEPTEMBER 12, 2025

TO THE PROSPECTUS

AND STATEMENT OF ADDITIONAL INFORMATION

OF EACH FUND LISTED IN SCHEDULE A

I.

The second paragraph of the subsection titled “Payment information” in the section titled “How do I sell or exchange fund shares” in the prospectus of each fund listed in Schedule A is deleted in its entirety and replaced with the following:

To the extent consistent with applicable laws and regulations, the fund reserves the right to satisfy all or a portion of a redemption request by distributing securities or other property in lieu of cash (“in-kind” redemptions), under both normal and stressed market conditions. The fund generally expects to use in-kind redemptions in stressed market conditions or under other circumstances where the Investment Manager considers an in-kind redemption to be beneficial to the fund, such as redemption requests that represent a large percentage of the fund’s net assets in order to minimize the effect of the large redemption on the fund and its remaining shareholders. The fund does not expect to use in-kind redemptions for retail investors who hold shares of the fund through a financial intermediary. In-kind redemptions typically will be effected through a pro rata distribution of all publicly traded portfolio securities or securities for which quoted bid prices are available, subject to certain exceptions. The securities distributed in an in-kind redemption will be valued in the same manner as they are valued for purposes of computing the fund’s net asset value. In some cases, in-kind redemptions may be made other than through a pro rata distribution in accordance with procedures approved by the fund’s Board of Trustees.

Once distributed in-kind to an investor, securities may increase or decrease in value before the investor is able to convert them into cash. Any transaction costs or other expenses involved in liquidating securities received in an in-kind redemption will be borne by the redeeming investor. The fund has committed, in connection with an election under Rule 18f-1 under the Investment Company Act of 1940, to pay all redemptions of fund shares by a single shareholder during any 90-day period in cash, up to the lesser of (i) $250,000 or (ii) 1% of the fund’s net assets measured as of the beginning of such 90-day period. For information regarding procedures for in-kind redemptions, please contact Franklin Distributors. You will not receive interest on uncashed redemption checks.

II.

The subsection titled “In-kind redemptions” in the section titled “REDEMPTIONS” in the Statement of Additional Information of each fund listed in Schedule A is deleted in its entirety and replaced with the following:

In-kind redemptions. To the extent consistent with applicable laws and regulations, the fund reserves the right to satisfy all or a portion of a redemption request by distributing securities or other property in lieu of cash (“in-kind” redemptions), except in the case of redemption requests by retail investors who hold shares of the fund through financial intermediaries. The fund will effect an in-kind redemption only when the fund determines it to be in the fund’s best interest to do so, and in accordance with the fund’s policies on in-kind redemptions. In-kind redemptions may benefit the fund and its shareholders by reducing the need to maintain significant cash balances or to sell securities held in the fund to meet redemption requests, or for other selling activities and, in so doing, may avoid or reduce cash drag, transaction costs and capital gain realization that could otherwise arise from reserves maintained or securities sold.

In some circumstances, the fund, in its discretion, may accept large purchase orders from one or more financial institutions that are willing, upon redemption of their investment, to receive redemption proceeds in-kind rather than in cash. The fund’s ability to pay these redemption proceeds in-kind relieves it of the need to sell the securities that are distributed in-kind and allows it to avoid the brokerage and other transaction costs associated with such sale. As with other in-kind redemptions, the fund would enter into these transactions only when it determines it to be in the fund’s best interests to do so, and in accordance with the fund’s policies covering in-kind redemptions.

With respect to any in-kind redemption, shareholders will receive either a pro rata basket or a custom basket of securities valued in the same manner as they are for purposes of determining the fund’s net asset value. The custom basket includes only securities that have been disclosed in the fund’s most recent public holdings disclosure.

The fund may provide a shareholder receiving redemption proceeds in-kind with information concerning the securities to be distributed. To the extent the redeeming shareholder receives information regarding a significant portion of the securities held by the fund, the redeeming shareholder may be required to agree to keep the information confidential, except to the extent necessary to dispose of the securities.

Any transaction costs or other expenses involved in liquidating securities received in an in-kind redemption will be borne by the redeeming investor. Also, there is a risk that in-kind redemptions could negatively impact the market value of the securities redeemed in-kind and, in turn, the net asset value of the fund.

For additional information regarding procedures for in-kind redemptions, please contact Franklin Distributors.

Schedule A

George Putnam Balanced Fund	Putnam International Capital Opportunities Fund
Putnam Convertible Securities Fund	Putnam International Equity Fund
Putnam Core Equity Fund	Putnam International Value Fund
Putnam Dynamic Asset Allocation Balanced Fund	Putnam Large Cap Growth Fund
Putnam Dynamic Asset Allocation Conservative Fund	Putnam Large Cap Value Fund
Putnam Dynamic Asset Allocation Growth Fund	Putnam Multi-Asset Income Fund
Putnam Emerging Markets Equity Fund	Putnam Research Fund
Putnam Focused Equity Fund	Putnam Small Cap Growth Fund
Putnam Focused International Equity Fund	Putnam Small Cap Value Fund
Putnam Global Health Care Fund	Putnam Sustainable Future Fund
Putnam Global Technology Fund	Putnam Sustainable Leaders Fund

Shareholders should retain this Supplement for future reference.

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